                                                                   EXHIBIT 10.29

                               FOURTH AMENDMENT TO
                         POST-PETITION CREDIT AGREEMENT

     THIS FOURTH AMENDMENT TO POST-PETITION CREDIT AGREEMENT (this "Amendment"),
                                                                    ---------
dated to be effective as of November 14, 2001, is entered into among PILLOWTEX CORPORATION, PILLOWTEX, INC., PTEX HOLDING COMPANY, PILLOWTEX MANAGEMENT SERVICES COMPANY, BEACON MANUFACTURING COMPANY, MANETTA HOME FASHIONS, INC., TENNESSEE WOOLEN MILLS, INC., FIELDCREST CANNON, INC., CRESTFIELD COTTON COMPANY, ENCEE, INC., FCC CANADA, INC., FIELDCREST CANNON FINANCING, INC., FIELDCREST CANNON LICENSING, INC., FIELDCREST CANNON INTERNATIONAL, INC., FIELDCREST CANNON SF, INC. (formerly known as Fieldcrest Cannon Sure Fit, Inc.), FIELDCREST CANNON TRANSPORTATION, INC., ST. MARYS, INC., AMOSKEAG MANAGEMENT CORPORATION, DOWNEAST SECURITIES CORPORATION, BANGOR INVESTMENT COMPANY, MOORE'S FALLS CORPORATION, THE LESHNER CORPORATION, LESHNER OF CALIFORNIA, INC., and OPELIKA INDUSTRIES, INC. (collectively, the "Borrowers"), the institutions
                                             ---------
listed on the signature pages hereof that are parties to the Credit Agreement defined below (collectively, the "Lenders"), and BANK OF AMERICA, N.A., as
                                  -------
Administrative Agent for itself and the Lenders (in said capacity, the "Administrative Agent").
 --------------------

                                   BACKGROUND
                                   ----------

     A. The Borrowers, the Lenders and the Administrative Agent are parties to that certain Post-Petition Credit Agreement, dated as of November 14, 2000 (as amended through the date hereof, the "Credit Agreement"). Terms defined in the
                                      ----------------
Credit Agreement and not otherwise defined herein shall be used herein as defined in the Credit Agreement.

     B. The Borrowers, the Lenders and the Administrative Agent desire to make certain amendments to the Credit Agreement.

     NOW, THEREFORE, in consideration of the covenants, conditions and agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are all hereby acknowledged, the Borrowers, the Lenders and the Administrative Agent covenant and agree as follows:

     1. AMENDMENTS TO CREDIT AGREEMENT. The Credit Agreement is hereby amended
        ------------------------------
as follows:

        (a)  Section 1.1 is amended by entirely amending the definitions of
             -----------
     "Applicable Margin", "EBITDA", "Scheduled Termination Date" and "Total Credit Commitment" and adding a new definition of "Operational Restructuring Costs" as follows:

               "Applicable Margin": a per annum percentage equal to (a) 4.00%
                -----------------
          with respect to Eurodollar Loans and (b) 1.50% for Base Rate Loans.

               "EBITDA": for any period, determined in accordance with GAAP on a
                ------
          consolidated basis for the Borrowers and their Subsidiaries the sum of
          (a) Earnings From Operations plus (b) depreciation and amortization to the extent included in determining Earnings From Operations, plus (c) professional fees incurred outside the ordinary course of business including legal counsel, financial advisors, human resource consultants, manufacturing consultants, and cash management consultants to the extent included in determining Earnings From Operations, plus (d) non-cash charges associated with the permanent closure of a facility or facilities to the extent included in determining Earnings From Operations, plus, (e) cash charges associated with the permanent closure of a facility or facilities to the extent included in determining Earnings From Operations, plus (f) non-cash charges associated with the write-down or adjustment of net asset values including goodwill to the extent included in determining Earnings From Operations, plus (g) other non-cash charges (excluding any such non-cash charge to the extent it represents an accrual of or reserve for cash charges in any future period or amortization of a prepaid cash expense that was paid in a prior period except as noted in (d) and (e), above) to the extent included in determining Earnings From Operations, plus (h) payments or accruals related to a Bankruptcy Court approved key employee retention program, plus (i) payments or accruals for Operational Restructuring Costs, to the extent not captured in (d), (e), or (f) above.

               "Operational Restructuring Costs" for any period, on a
                -------------------------------
          consolidated basis for the Borrowers and their Subsidiaries the costs related to the permanent closure of a facility or facilities and the relocation of the production to an alternative facility or facilities to the extent included in determining Earnings from Operations consisting of the sum of (a) payment or accruals for severance and benefit continuation, plus (b) payment or accruals for employee retention bonuses, plus (c) expenses incurred to relocate equipment from a closed facility or facilities to an alternative manufacturing location or locations, plus (d) payments or accruals to resolve any environmental issues related to a closed facility or facilities, plus
          (e) employee training costs for the relocated equipment, plus (f) increased quality costs due to the start-up of production at the new facility or facilities and the phase-down of production at the closed facility or facilities, plus (g) increased labor and workers compensation costs during the phase-down of production at the closed facility or facilities, plus (h) payments or accruals for a general reduction in force.

               "Scheduled Termination Date": June 30, 2002.
                --------------------------

               "Total Credit Commitment": $100,000,000 (which amount includes
                -----------------------
          the Letter of Credit Commitment), as such sum may be reduced from time to time.

                  (b)      Section 2.5(b) is entirely amended, as follows:
                           --------------

                           (b) Unused Capacity Fee. For the period of time
                               -------------------
                  commencing on the Effective Date until, but not including, the Termination Date, the Borrowers agree to pay in the aggregate to the Administrative Agent for the pro rata account of each
                                                      --- ----
                  Lender in accordance with its Commitment Percentage a non-refundable unused commitment fee. Such unused commitment fee will be payable in arrears by the Borrowers, on each Monthly Payment Date and on the Termination Date. Each payment of such unused commitment fee shall be determined for the calendar month (or portion of a calendar month commencing on the date hereof or ending on the Termination Date) preceding and including the date such payment is due and shall be equal to the product of (i) 0.75%, per annum, multiplied by (ii) the amount by which the average daily Total Credit Commitment exceeds the sum of (A) the average daily principal amount outstanding under DIP Loans plus (B) the average daily Letter of Credit Liability.

                  (c)      Section 2.5(c) is amended by entirely amending and
                           --------------
           restating clause (i) thereof, as follows:
                     ----------

                           (i) to the Administrative Agent for the pro rata
                                                                   --- ----
                  account of each Lender (including the Issuing Bank) in accordance with its Commitment Percentage, a non-refundable letter of credit fee at the rate of 4.0% per annum on the aggregate undrawn and available amount under all outstanding Letters of Credit; and

                  (d)      Section 8.15 is entirely amended, as follows:
                           ------------

                           Section 8.15 Capital Expenditures. Make Capital
                                        --------------------
                  Expenditures in excess of (a) $17,000,000 in the aggregate from November 14, 2001 through the Scheduled Termination Date, and (b) $9,000,000 in the aggregate during any fiscal quarter.

                  (e)      Section 8.16 is entirely amended, as follows:
                           ------------

                           Section 8.16  Asset Coverage Ratio. Permit, at any
                                         --------------------
                  time, determined in accordance with GAAP on a consolidated basis for the Borrowers and their Subsidiaries, the ratio of
                  (a) the sum of (i) the net book value of accounts receivable, plus (ii) the net book value of inventory, plus (iii) the book value of owned land, real property, equipment, leasehold improvements and other fixed assets, net of depreciation, plus
                  (iv) cash on hand, plus (v) asset write-downs during the fourth fiscal quarter of 2001 attributable to the permanent closure of certain facilities, which do not exceed $14,000,000 in the aggregate, to (b) the outstanding principal amount of all Pre-Petition Indebtedness and the Obligations, to be less than the ratios set forth below during the periods set forth below, measured twice monthly pursuant to the reporting requirements set forth in Section 7.1:

                                  Period                                          Minimum Ratio
                                  ------                                          -------------
                  September 30, 2001 through October 31, 2001                     1.21 to 1.00
                  November 1, 2001 through December 31, 2001                      1.20 to 1.00
                  January 1, 2002 through March 31, 2002                          1.17 to 1.00
                  April 1, 2002 through June 30, 2002                             1.15 to 1.00

                  (f)   Section 8.17 is entirely amended, as follows:
                        ------------

                        8.17   EBITDA. Allow EBITDA for the periods set forth
                               ------
                  below to be less than the amount set forth opposite each such period:


                                 Period                             Amount
                                 ------                             ------
                        1 fiscal month ended 11/3/01                $ 1,065,000
                        2 fiscal months ended 12/1/01               $ 1,256,000
                        3 fiscal months ended 12/29/01              $ 3,286,000
                        4 fiscal months ended 2/2/02                $ 4,164,000
                        5 fiscal months ended 3/2/02                $ 6,636,000
                        6 fiscal months ended 3/30/02               $10,566,000
                        7 fiscal months ended 5/4/02                $12,244,000
                        8 fiscal months ended 6/1/02                $14,299,000
                        9 fiscal months ended 6/29/02               $19,831,000

                  (g)   A new Section 8.18 is added immediately following
                              ------------
                  Section 8.17, as follows:
                  ------------

                        Section 8.18 Restructuring Costs. Permit Operational
                                     -------------------
                  Restructuring Costs incurred and/or paid for the periods set forth below to be greater than the amount set forth opposite each such period:

                                 Period                              Amount
                                 ------                              ------
                        3 fiscal months ended 12/29/01               $7,000,000
                        6 fiscal months ended 3/30/02                $8,000,000
                        9 fiscal months ended 6/29/02                $9,000,000

                  (h)   Section 10.3 is amended by inserting the text,
                        ------------
         "financial advisors," immediately following the text, "agents," found in such Section 10.3.
                 ------------

                  (i)   Section 11.1 is amended by deleting the word, "and",
                        ------------
         immediately following the semi-colon in clause (b) thereof, deleting
                                                 ----------
         the period (".") at the end of clause (c) thereof and replacing it with
                                        ----------
         the text, "; and", and adding a new clause (d) to such Section 11.1
                                             ----------         ------------
         immediately following clause (c) thereof, as follows:
                               ----------

                        (d) no such waiver and no such amendment, supplement or
                  modification shall amend, modify or waive any provision of
                  Section 8.16 without the written consent of Lenders on the date of such waiver, amendment, supplement or modification having Credit Exposures aggregating in excess of 66 2/3% of the aggregate Credit Exposures of all Lenders on such date.

        2.        AMENDMENT FEE. Borrowers shall pay to the Administrative
                  -------------
Agent, for the pro rata benefit of the Lenders that execute and deliver this Amendment to the Administrative Agent (or its counsel) not later than 5:00 p.m., Dallas time, November 14, 2001, an amendment fee in an amount equal to the product of (a) 0.50% multiplied by (b) an amount equal to such Lender's portion of the Total Credit Commitment. Such amendment fee shall be paid in immediately available funds and shall be payable only if the conditions set forth in Section
                                                                         -------
6 of this Amendment have been satisfied and shall be due and payable to each
-
Lender eligible for payment pursuant to the preceding sentence no later than two Business Days after the conditions set forth in Section 6 of this Amendment have
                                                ---------
been satisfied. The Borrowers agree that the failure to pay the amendment fee provided in this Section 2 shall, after the expiration of any applicable grace
                 ---------
period, be an Event of Default under Section 9.1(a)(ii) of the Credit Agreement.
                                     -----------------

        3.        ADDITIONAL EVENTS OF DEFAULT. Notwithstanding anything in the
                  ----------------------------
DIP Financing Documents to the contrary, it will constitute an immediate Event of Default (with no grace or cure period) if the Parent Corporation shall fail to (a) file, on or prior to December 31, 2001, a feasible plan of reorganization and disclosure statement, substantially complete in form and substance, that complies with all applicable provisions of Chapter 11 of the Bankruptcy Code, including Section 1129(a)(9), and provides for the cash payment, in full, of all outstanding DIP Loans, the replacement or liquidation of all Letters of Credit, and the cash payment of all administrative expenses, (b) obtain, on or prior to March 1, 2002, the Bankruptcy Court's approval of a disclosure statement, (c) obtain confirmation from the Bankruptcy Court of a plan on or prior to May 15, 2002, or (d) cause a plan to become effective on or prior to June 30, 2002 (each, a "Plan Default").
          ------------

        4.        WAIVER FEE REGARDING PLAN DEFAULTS. Notwithstanding anything
                  ----------------------------------
in the DIP Financing Documents to the contrary, waiver of any Plan Default will require approval of the Required Lenders and the Borrowers' payment of a fee, for the pro rata benefit of the Lenders that timely execute and deliver the waivers to the Administrative Agent (or its counsel), equal to 0.50% of an amount equal to each such Lender's portion of the Total Credit Commitment at the time of such waiver.

        5.        REPRESENTATIONS AND WARRANTIES.  By its execution and delivery
                  ------------------------------
hereof, the Borrowers represent and warrant to the Lenders that, as of the date hereof:

                  (a) the representations and warranties contained in the Credit Agreement and the other DIP Financing Documents are true and correct on and as of the date hereof as if made on and as of such date;

             (b) no event has occured and is continuing which constitutes an Event of Default;

             (c) the Borrowers have legal power and authority to execute and deliver this Amendment, and this Amendment constitutes the legal, valid and binding obligation of the Borrowers, enforceable in accordance with its terms, except as enforceability may be limited by applicable bankruptcy or other debtor relief laws and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law) and except as rights to indemnity may be limited by federal or state securities laws;

             (d) neither the execution, delivery and performance of this Amendment nor the consummation of any transactions contemplated herein will conflict with any Requirement of Law or Contractual Obligation; and

             (e) no authorization, approval, consent, or other action by, notice to, or filing with, any Governmental Authority or other Person (including the Board of Directors of any Borrower), is required for the execution, delivery or performance by the Borrowers of this Amendment.

    6.       CONDITIONS OF EFFECTIVENESS. This Amendment shall be effective only
             ---------------------------
after each of the following conditions precedent shall have been satisfied; provided that the Lenders hereby waive satisfaction of the conditions set forth
-------- ----
in clauses (b) and (c) below until such time as the Bankruptcy Court shall have
   ----------      ---
the opportunity to consider this Amendment, and if the Bankruptcy Court does not approve this Amendment after such consideration, then this Amendment shall be null and void and of no further force or effect, and provided further that the
                                                     -------- ------- ----
Lenders shall have no commitment to fund DIP Loans, and Issuing Bank shall not issue Letters of Credit, during the period commencing on the date hereof and continuing through and including the date the Bankruptcy Court considers this
Amendment:

    (a) the Administrative Agent shall receive counterparts of this Amendment executed by the Lenders and the Borrowers;

    (b)      Borrowers shall pay the Amendment Fee;

    (c) the Bankruptcy Court shall enter an order approving this Amendment, which order must also contain a clarification that proceeds from the liquidation of accounts receivable and inventory of Borrowers' blankets division shall be applied to payment of the Pre-Petition Indebtedness;

    (d)      the representations and warranties set forth in Section 5 of this
                                                             ---------
Amendment shall be true and correct; and

    (e) the Administrative Agent shall receive, in form and substance satisfactory to the Administrative Agent and its counsel, such other documents, certificates and instruments as the Administrative Agent shall reasonably require.


    7.       REFERENCE TO CREDIT AGREEMENT. Upon the effectiveness of this
             -----------------------------
Amendment, each reference in the Credit Agreement to "this Agreement," "hereunder," or words of like import shall mean and be a reference to the Credit Agreement, as affected and amended by this Amendment.

    8.       COUNTERPARTS; EXECUTION VIA FACSIMILE. This Amendment may be
             -------------------------------------
executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This Amendment may be validly executed and delivered by facsimile or other electronic transmission.

    9.       GOVERNING LAW: BINDING EFFECT. This Amendment shall be governed by
             -----------------------------
and construed in accordance with the laws of the State of Texas and shall be binding upon the Borrowers, the Administrative Agent, each Lender and their respective successors and assigns.

    10.      HEADINGS. Section headings in this Amendment are included herein
             --------
for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

    11.      DIP FINANCING DOCUMENT. This Amendment is a DIP Financing Document
             ----------------------
and is subject to all provisions of the Credit Agreement applicable to DIP Financing Documents, all of which are incorporated in this Amendment by reference the same as if set forth in this Amendment verbatim.

    12.      NO ORAL AGREEMENTS. THIS WRITTEN AGREEMENT AND THE OTHER DIP
             ------------------
FINANCING DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

================================================================================
                   REMAINDER OF PAGE LEFT INTENTIONALLY BLANK
================================================================================

    IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

BORROWERS:

PILLOWTEX CORPORATION
PILLOWTEX, INC.
PTEX HOLDING COMPANY
PILLOWTEX MANAGEMENT SERVICES COMPANY
BEACON MANUFACTURING COMPANY
MANETTA HOME FASHIONS, INC.
TENNESSEE WOOLEN MILLS, INC.
FIELDCREST CANNON, INC.
CRESTFIELD COTTON COMPANY
ENCEE, INC.
FCC CANADA, INC.
FIELDCREST CANNON FINANCING, INC.
FIELDCREST CANNON LICENSING, INC.
FIELDCREST CANNON INTERNATIONAL, INC.
FIELDCREST CANNON SF, INC. (formerly known as Fieldcrest Cannon Sure Fit, Inc.) FIELDCREST CANNON TRANSPORTATION, INC.
ST. MARYS, INC.
AMOSKEAG MANAGEMENT CORPORATION
DOWNEAST SECURITIES CORPORATION
BANGOR INVESTMENT COMPANY
MOORE'S FALLS CORPORATION
THE LESHNER CORPORATION
LESHNER OF CALIFORNIA, INC.
OPELIKA INDUSTRIES, INC.

By:      _________________________
         Name:____________________
         Title:___________________

               Fourth Amendment to Post Petition Credit Agreement
                                 Signature Page

ADMINISTRATIVE AGENT:

BANK OF AMERICA, N.A., as Administrative Agent, Issuing Bank and a Lender

By:      ________________________________
         William E. Livingstone, IV
         Managing Director

               Fourth Amendment to Post Petition Credit Agreement
                                 Signature Page

LENDERS:

THE BANK OF NOVA SCOTIA                       GOLDMAN SACHS CREDIT PARTNERS L.P.

By: ___________________________________       By: ______________________________
Name:__________________________________       Name:_____________________________
Title:_________________________________       Title:____________________________

CREDIT LYONNAIS - NEW YORK BRANCH             LEHMAN COMMERCIAL PAPER, INC.

By: ___________________________________       By: ______________________________
Name:__________________________________       Name:_____________________________
Title:_________________________________       Title:____________________________

                                              PB CAPITAL CORPORATION
FLEET NATIONAL BANK, (formerly known as
Fleet Bank, N.A.)
                                              By: ______________________________
By: ___________________________________       Name:_____________________________
Name:__________________________________       Title:____________________________
Title:_________________________________

FRANKLIN FLOATING RATE TRUST                  By: ______________________________
                                              Name:_____________________________
By: ___________________________________       Title:____________________________
Name:__________________________________
Title:_________________________________

GENERAL ELECTRIC CAPITAL CORPORATION

                                      By:
               Fourth Amendment to Post Petition Credit Agreement
                                 Signature Page

Name:__________________________________________
Title:_________________________________________

OCM ADMINISTRATIVE SERVICES II, L.L.C.

By Oaktree Capital Management, LLC, Its Manager

By: ___________________________________________
Name:__________________________________________
Title:_________________________________________

By: ___________________________________________
Name:__________________________________________
Title:_________________________________________

FOOTHILL INCOME TRUST II, L.P.

By: ___________________________________________
Name:__________________________________________
Title:_________________________________________

               Fourth Amendment to Post Petition Credit Agreement
                                 Signature Page